                                                                   EXHIBIT 10.21

                                PROMISSORY NOTE

$1,300,000                                                        April 26, 2001


     FOR VALUE RECEIVED, Tucows Inc., a Delaware corporation ("Tucows"), hereby promises to pay to the order of Infonautics, Inc., a Pennsylvania corporation (the "Holder"), the amount of U.S. ONE MILLION THREE HUNDRED THOUSAND DOLLARS ($1,300,000) or such lesser amount as shall equal the unpaid principal amount extended by the Holder to Tucows together with interest thereon at an interest rate of 8% per annum.

     Tucows shall repay the principal sum and interest in full on August 31, 2001. This Note may be prepaid in whole or in part at any time and from time to time without premium or penalty.

     Payment received hereunder shall be applied first to the payment of interest and then to the payment of principal, unless otherwise agreed by the Holder.

     Both principal and interest payments shall be made in lawful money of the United States at the business office of the Holder, or at such other place as the Holder may from time to time direct.

     Upon an Event of Default (as defined below) hereunder, the principal sum hereunder and all interest then accrued shall be immediately due and payable without notice to or demand on Tucows, and interest accruing hereunder shall be calculated at an interest rate of 9% per annum. An Event of Default shall include:

          (i) the failure by Tucows to make any payment of principal or interest hereunder, which failure shall continue ten days after notice thereof provided by the Holder;

          (ii) the failure by Tucows to make any other payment required hereby, which failure shall continue ten days after notice thereof provided by the Holder;

          (iii) the admission in writing by Tucows of its inability to pay its debts as they become due;

          (iv) the making by Tucows of a general assignment for the benefit of creditors;

          (v) the institution by or against Tucows of any proceedings seeking the appointment of a trustee, receiver, custodian or liquidator for itself or a substantial part of its property, or seeking its liquidation, reorganization, dissolution or winding-up or the composition or readjustment of its debts, or seeking similar relief under any law relating to bankruptcy, insolvency, reorganization, winding-up or composition or adjustment of debts; provided, however, if any such proceedings are instituted against Tucows, such proceedings shall have remained undismissed, or an order, judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of 60 or more days; or

          (vi) the termination of the Agreement and Plan of Merger dated as of March 27, 2001, by and among Infonautics, Inc., Tucows Inc. and TAC Acquisition Corp (the "Merger Agreement").

     This Note may be assigned by the Holder at any time.

     In addition to and not in limitation of the foregoing, Tucows further agrees, subject only to any limitation imposed by applicable law, to pay all expenses, including reasonable attorneys' fees and legal expenses, incurred by the holder of this Note in endeavoring to collect any amounts payable hereunder which are not paid when due.

     Presentment for payment, demand, protest, dishonor and notice of dishonor are hereby waived.

     THE FOLLOWING SETS FORTH A WARRANT OF AUTHORITY FOR ANY ATTORNEY TO CONFESS JUDGMENT AGAINST THE UNDERSIGNED. IN GRANTING THIS WARRANT OF ATTORNEY TO CONFESS JUDGMENT AGAINST THE UNDERSIGNED, THE UNDERSIGNED, FOLLOWING CONSULTATION WITH (OR DECISION NOT TO CONSULT) SEPARATE COUNSEL FOR THE UNDERSIGNED AND WITH KNOWLEDGE OF THE LEGAL EFFECT HEREOF, HEREBY WAIVES ANY AND ALL RIGHTS THE UNDERSIGNED HAS OR MAY HAVE TO PRIOR NOTICE AND AN OPPORTUNITY FOR HEARING UNDER THE CONSTITUTIONS AND LAWS OF THE UNITED STATES AND THE STATE OF DELAWARE. IT IS SPECIFICALLY ACKNOWLEDGED THAT THE HOLDER HAS RELIED ON THIS WARRANT OF ATTORNEY IN GRANTING THE FINANCIAL ACCOMMODATIONS DESCRIBED HEREIN.

     THE UNDERSIGNED HEREBY EMPOWERS ANY PROTHONOTARY, CLERK OF COURT OR ATTORNEY OF ANY COURT OF RECORD TO APPEAR FOR THE UNDERSIGNED IN ANY AND ALL ACTIONS WHICH MAY BE BROUGHT HEREUNDER, AND CONFESS JUDGMENT AGAINST UNDERSIGNED FOR ALL OR ANY PART OF THE UNPAID PRINCIPAL BALANCE HEREUNDER AND ACCRUED INTEREST, TOGETHER WITH OTHER REASONABLE OUT OF POCKET EXPENSES INCURRED IN CONNECTION THEREWITH AND REASONABLE OUT OF POCKET ATTORNEYS' FEES AND FOR SUCH PURPOSE THE ORIGINAL OR ANY PHOTOCOPY OF THIS NOTE SHALL BE A GOOD AND SUFFICIENT WARRANT OF ATTORNEY. SUCH AUTHORIZATION SHALL NOT BE EXHAUSTED BY ONE EXERCISE THEREOF,

BUT JUDGMENT MAY BE CONFESSED AS AFORESAID FROM TIME TO TIME. THE UNDERSIGNED HEREBY WAIVES ALL ERRORS AND RIGHTS OF APPEAL AS WELL AS RIGHTS TO STAY OF EXECUTION AND EXEMPTION OF PROPERTY IN ANY ACTION TO ENFORCE ITS LIABILITY HEREON.

     The parties intend that this Note shall be governed by and construed in accordance with the substantive laws of the State of Delaware without regard to principles of conflicts of laws or choice of law.

     In the event the Merger Agreement is terminated and, in accordance with the terms thereof, Infonautics, Inc. is, at the time of termination of the Merger Agreement, obligated to pay a termination fee to Tucows, then from the date such termination fee is payable, the aggregate amount due to Holder under this Note shall be reduced by the amount of such termination fee.

     ALL PARTIES HEREBY MUTUALLY AND RECIPROCALLY WAIVE ANY RIGHT TO A JURY TRIAL IN ANY PROCEEDING HEREON OR RELATED HERETO.

     IN WITNESS WHEREOF, Tucows has caused the due execution hereof on the day and year first above written.

                                    TUCOWS INC.
     Attest:


                                    By: /s/ Elliot Noss
    ------------------------            ---------------
    Title: Secretary                Title: President & Chief Executive Officer

                               SECURITY AGREEMENT

     SECURITY AGREEMENT, dated as of April 26, 2001, made by TUCOWS INC., a Delaware corporation (the "Obligor") in favor of Infonautics, Inc. a Pennsylvania corporation, (the, "Secured Party" or the "Company").

                              W I T N E S S E T H:
                              --------------------

     WHEREAS, pursuant to the terms of the Promissory Note dated as of the date hereof by and among the Company and the Obligor (the "Note"), the Company has agreed to make a loan (the "Loan") to or for the benefit of the Obligor; and

     WHEREAS, it is a condition precedent to the obligation of the Company to make the Loan to the Obligor under the Note that the Obligor shall have executed and delivered this Security Agreement to the Company;

     NOW, THEREFORE, in consideration of the premises and to induce the Company to enter into the Note and to make the Loan contemplated thereby, the Obligor hereby agrees with the Company, as follows:

     SECTION 1. GRANT OF SECURITY INTEREST. Obligor hereby grants to Secured Party a security interest in the following property, whether now owned or hereafter arising or acquired (collectively, the "Collateral"):

     (a) all of Obligor's accounts, general intangibles, chattel paper, and instruments (collectively, the "Receivables");

     (b) all of Obligor's inventory and documents;

     (c) all of Obligor's equipment (whether or not constituting fixtures) including, without limitation, machinery, vehicles, computer hardware, computer software and systems and furniture;

     (d) all of Obligor's financial assets and investment property; and

     (e) all proceeds and products of any of the foregoing, including insurance payable by reason of loss or damage.

     Obligor represents and warrants that it is the sole owner of the Collateral and has the legal right to grant to Secured Party a security interest therein, and that the Collateral is free and clear of all other liens, security interests and encumbrances.

     SECTION 2. SECURITY FOR LIABILITIES. This Agreement secures the payment and performance of all indebtedness, obligations, and liabilities evidenced by or payable pursuant to the Note or this Agreement (collectively, the "Liabilities").

     SECTION 3. OBLIGOR REMAINS LIABLE. Anything herein to the contrary notwithstanding, (a) Obligor shall remain liable under its contracts and agreements included in the Collateral to the extent set forth therein to perform all of Obligor's duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by Secured Party of any of the rights hereunder shall not release Obligor from any of its duties or obligations under its contracts and agreements included in the Collateral, and (c) Secured Party shall not have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement, nor shall Secured Party be obligated to perform any of the obligations or duties of Obligor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

     SECTION 4. FURTHER ASSURANCES. (a) Obligor agrees that from time to time, at its expense, it will promptly execute and deliver all further instruments and documents (including without limitation those the Secured Party may deem necessary to file with the Patent and Trademark Office or similar office), and take all further action, that may be necessary or desirable, or that Secured Party may request, in order to perfect and protect any security interest granted or purported to be granted hereby (including without limitation those relating to filings with the Patent and Trademark Office or similar office) or to enable Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral, including but not limited to, executing and filing such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as Secured Party may request, in order to perfect and preserve the security interests granted or purported to be granted hereby.

     (b) Obligor hereby authorizes Secured Party to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of Obligor where permitted by law. A carbon, photographic, or other reproduction of this Agreement or any part thereof shall be sufficient as a financing statement where permitted by law.

     SECTION 5. INSURANCE. Obligor shall, at its own expense, maintain liability and casualty insurance with respect to its business and property with responsible and reputable insurance companies or associations satisfactory to Secured Party in such amounts and covering such risks as are acceptable to or specified by Secured Party, taking into account, among other factors, such amounts and risks as are usually carried by persons engaged in similar businesses and owning similar properties in the same general areas in which Obligor operates.

     SECTION 6. CERTAIN COVENANTS AS TO INVENTORY AND EQUIPMENT. Obligor shall:

     (a) Keep its inventory and equipment in the places specified therefor on
Schedule 1 hereto (other than inventory sold or leased in the ordinary course of business) or, upon 30 days' prior written notice to Secured Party, at such other places as shall be identified in such notice and which are in jurisdictions where all action required by Section 4 shall have been taken with respect to such inventory and equipment.

     (b) Cause its equipment to be maintained and preserved in the same condition, repair, and working order as when new, ordinary wear and tear excepted, and, in the case of any material loss or damage to any of its equipment, as quickly as practicable after the occurrence thereof, make or cause to be made all repairs, replacements, and other improvements in connection therewith which are necessary or desirable to such end.

     (c) Pay promptly when due all property and other taxes, assessments, and governmental charges or levies imposed upon it, and all claims (including claims for labor, materials and supplies) against its inventory and equipment.

     (d) After the occurrence and during the existence of an Event of Default (as hereinafter defined), receive in trust for the benefit of Secured Party all amounts and proceeds received or collected by Obligor in respect of its inventory and equipment, segregate such amounts and proceeds from other funds of Obligor, and forthwith pay such amounts and proceeds over to Secured Party in the same form as so received (with any necessary endorsement) to be held as cash collateral and applied as provided in Section 14(b).

     SECTION 7. CERTAIN COVENANTS AS TO RECEIVABLES. Obligor shall:

     (a) Keep its chief place of business and chief executive office and the offices where it keeps its records, including all computer hardware and software, concerning its Receivables, and all originals of all chattel paper which evidence any such Receivables at the places specified in Schedule 1 hereto or, upon 30 days' prior written notice to Secured Party, at such other locations as shall be identified in such notice and which are in a jurisdiction where all action required by Section 4 shall have been taken with respect to its Receivables. Obligor will hold and preserve such records and chattel paper and will, upon reasonable notice, permit representatives of Secured Party at any time during normal business hours to inspect and make abstracts from such records and chattel paper. Obligor shall immediately endorse and deliver to Secured Party each instrument included in the Receivables. Obligor shall immediately notify Secured Party if any of its accounts arise out of contracts with the United States or the federal government of Canada or any agency or instrumentality thereof, and execute any instruments and take any steps required by Secured Party in order that all moneys due and to become due under such contracts shall be assigned to Secured Party and notice given to the Government under the Federal Assignment of Claims Act (in the case of United States contracts) and shall take all steps necessary to comply with the Financial Administration Act (Canada) (in the case of federal government of Canada contracts).

     (b) From time to time upon request, Obligor shall provide Secured Party with (i) schedules describing all accounts, (ii) additional schedules describing other receivables, and (iii) specific written assignments to Secured Party of any of its Receivables. Any failure to execute or deliver any schedule or assignment shall not, however, affect or limit any security interest or other right of Secured Party in and to any Receivable. Upon Secured Party's request, Obligor shall also furnish to Secured Party copies of invoices to customers and shipping and delivery receipts or warehouse receipts relating thereto, as well as such other documents and instruments as Secured Party may reasonably request in connection with any Receivable.

     (c) Obligor shall promptly notify Secured Party of all returns, repossessions and recoveries of goods covered by the Receivables and of all claims asserted with respect thereto. Each such notification shall be accompanied by a statement describing the relevant goods and the location thereof. Obligor shall not settle or adjust any dispute or claim, grant any discount, credit or allowance, or accept any return of merchandise except in the ordinary course of business. When Obligor receives collateral of any kind by reason of transactions between itself and its customers or account debtors, it will hold the same on Secured Party's behalf, subject to Secured Party's instructions, as property forming part of the Receivables.

     (d) Except as otherwise provided in Section 14, Obligor shall continue to collect, at its own expense, all amounts due or to become due to Obligor under the Receivables. In connection with such collections, Obligor may take (and, at Secured Party's direction, shall take) such action as Obligor or Secured Party may deem necessary or advisable to enforce collection of its Receivables; PROVIDED, HOWEVER, that Secured Party shall have the right, if an Event of Default has occurred and is continuing, to notify the account debtors or obligors under any Receivables of the assignment of such Receivables to Secured Party and to direct such account debtors or obligors to make payment of all amounts due or to become due thereunder directly to Secured Party and, upon such notification and at the expense of Obligor, to enforce collection of any amount, payment, or other terms thereof, upon terms which it considers advisable. Any amounts received or collected by Secured Party pursuant to this subsection shall be held as cash collateral and applied as provided in Section 14(b). After such notification, and in any event after the occurrence and during the continuance of an Event of Default, (i) all amounts or proceeds received or collected by Obligor in respect of Receivables shall be received in trust for the benefit of Secured Party hereunder, shall be segregated from other funds of Obligor, and shall be forthwith paid over to Secured Party in the same form as so received (with any necessary endorsement) to be held as cash collateral and applied as provided in Section 14(b), and (ii) Obligor shall not adjust, settle or compromise the amount or payment of any Receivable, or release wholly or partly any account debtor or obligor thereunder, or allow any credit or discount thereon.

     (e) If an Event of Default has occurred and is continuing, Secured Party shall have the right to communicate directly with account debtors and obligors on the Receivables and to do test verifications of the Receivables.

     SECTION 8. TRANSFERS AND OTHER LIENS. Obligor shall not:

     (a) Sell, assign (by operation of law or otherwise), or otherwise dispose of any of the Collateral except sales of inventory in the ordinary course of business.

     (b) Create or suffer to exist any lien, security interest, or other charge or encumbrance upon or with respect to any of the Collateral.

     SECTION 9. SECURED PARTY APPOINTED ATTORNEY-IN-FACT. Obligor hereby irrevocably appoints Secured Party as its attorney-in-fact, with full authority in the place and stead of Obligor and in the name of Obligor, Secured Party, or otherwise, from time to time in Secured Party's discretion to take any action and to execute any instrument which Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

     (a) to sign in the name and on behalf of Obligor any financing statements or other papers required under Section 4;

     (b) to ask, demand, collect, sue for, recover, compound, receive, and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

     (c) to file any claims or take any action or institute any proceedings which Secured Party may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of Secured Party with respect to any of the Collateral.

     Obligor hereby ratifies and approves all acts of Secured Party as such attorney-in-fact. Secured Party shall not, in its capacity as such attorney-in-fact, be liable for any acts or omissions, nor for any error in judgment or mistake of fact or law, but only for gross negligence or willful misconduct. This power, being coupled with an interest, is irrevocable until all Liabilities have been fully satisfied and until Secured Party is no longer committed to allow additional Liabilities to be incurred. Any amounts received or collected by Secured Party in its capacity as such attorney-in-fact shall be held as cash collateral and applied as provided in Section 14(b).

     SECTION 10. SECURED PARTY MAY PERFORM. If Obligor fails to perform any agreement contained herein, Secured Party may itself perform, or cause performance of, such agreement, and the expenses of Secured Party incurred in connection therewith shall be payable by Obligor under Section 15(b).

     SECTION 11. SECURED PARTY'S DUTIES. The powers conferred on Secured Party hereunder are solely to protect its interest in the Collateral and shall not impose any duty to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, Secured Party shall not have any duty as to any Collateral or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Collateral.

     SECTION 12. INSPECTION RIGHTS. Secured Party at all times shall have access to inspect, audit, and make extracts from all of Obligor's records, files, and books of account relating to the Collateral, and Obligor shall deliver any document or instrument necessary for Secured Party to obtain records from any service bureau maintaining records for Obligor. Secured Party may also, at all reasonable times, examine and inspect inventory and other Collateral owned by Obligor. Obligor shall, at Secured Party's request, take all steps necessary to facilitate such inspection.

     SECTION 13. DEFAULT. "Event of Default" means nonpayment of any of the Liabilities when due (whether at stated maturity or upon demand, acceleration of maturity or otherwise), any other default with respect to the Liabilities, any failure by Obligor to perform any of their obligations under this Agreement or any other agreement, instrument, or document evidencing or securing any of the Liabilities, or any breach of any representation or warranty made by Obligors in connection with the transactions contemplated by this Agreement or any other agreement, instrument, or document evidencing or securing any of the Liabilities.

     SECTION 14. REMEDIES. If any Event of Default shall have occurred and be continuing:

     (a) Secured Party may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein (including those provided for on the attached Additional Remedies Rider, which is incorporated by reference into and made a part of this Security Agreement) or otherwise available to it, all the rights and remedies of a secured party on default under the Delaware Uniform Commercial Code (the "Code") and the Personal Property Security Act (Ontario) (the "PPSA") and other applicable laws and agreements and also may (i) require Obligor to, and Obligor hereby agree that it will at its expense and upon request of Secured Party forthwith, assemble the tangible Collateral as directed by Secured Party and make it available to Secured Party at a place or places to be designated by Secured Party which are reasonably convenient to Secured Party and Obligor and (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of Secured Party's offices or elsewhere, for cash, on credit, or for future delivery, and upon such other terms as Secured Party may deem commercially reasonable. Obligor agrees that, to the extent notice of sale shall be required by law, at least five business days' notice to Obligor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Secured Party shall not be obligated to make any sale of the Collateral regardless of notice of sale having been given. Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

     (b) All cash proceeds received by Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of Secured Party, be held by Secured Party (with interest) as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to Secured Party pursuant to Section 15) in whole or in part by Secured Party against, all or any part of the Liabilities in such order as Secured Party shall elect. Any surplus of such cash or cash proceeds held by Secured Party and remaining after payments in full of all the Liabilities shall be paid over to Obligor or to whosoever may be lawfully entitled to receive such surplus.

     SECTION 15. EXPENSES. Obligor will upon demand pay to Secured Party the amount of any and all reasonable expenses, including the reasonable fees and disbursements of its counsel and of any experts and agents, which Secured Party may incur in connection with (i) the preparation, administration and amendment of this Agreement, (ii) the custody, preservation, use, or operation of, or the sale of, collection from, or other realization upon, any of the Collateral,
(iii) the exercise or enforcement of any of the rights of Secured Party, or (iv) the failure by Obligor to perform or observe any of the provisions hereof.

     SECTION 16. AMENDMENTS, INDULGENCES, ETC. No amendment or waiver of any provision of this Agreement nor consent to any departure by Obligor herefrom shall in any event be effective unless the same shall be in writing and signed by Secured Party and Obligor, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure or delay on the part of Secured Party in the exercise of any right, power, or remedy under this Agreement shall constitute a waiver thereof, or prevent the exercise thereof in that or any other instance.

     SECTION 17. NOTICES. All notices, requests and demands to or upon the respective parties hereto shall be deemed to have been given or made, (A) if delivered by hand against receipt, on the date of such delivery, or (B) if deposited in the mails, postage prepaid, registered or certified mail, return receipt requested, on the third day following the date of postmark, addressed as follows or to such other address as may be hereafter designated in writing by the respective parties hereto:

If to Secured Party:

         Infonautics, Inc.
         590 North Gulph Road
         King of Prussia, PA 19406
         Attn:  President and CEO; Vice President and General Counsel
         Telephone:   610.971.8840
         Facsimile:   610.971.8859

         with a copy to:

         Morgan, Lewis & Bockius LLP
         1701 Market Street
         Philadelphia, PA 19102-2921
         Attn:  Joanne R. Soslow
         Telephone:   215.963.5000
         Fascimile:   215.963.5299

If to Obligor:

         Tucows Inc.
         96 Mowat Avenue
         Toronto, Ontario M6K 3M1
         Canada
         Attn:  Elliot Noss and Graham Morris
         Telephone:   416.535.0123
         Facsimile:   416.531.5584
         with a copy to:

         Skadden, Arps, Slate, Meagher & Flom LLP
         4 Times Square
         New York, NY 10036
         Attn: David Fox
         Telephone:   212.735-3000
         Fascimile:   212.735.2000


     SECTION 18. CONTINUING SECURITY INTEREST; ETC. This Agreement shall create a continuing security interest in the Collateral and shall (a) be binding upon Obligor, its heirs, administrators, successors, and assigns and (b) inure to the benefit of Secured Party and its successors, transferees, and assigns. The execution and delivery of this Agreement shall in no manner impair or affect any other security (by endorsement or otherwise) for the payment or performance of the Liabilities and no security taken hereafter as security for payment or performance of the Liabilities shall impair in any manner or affect this Agreement or the security interest granted hereby, all such present and future additional security to be considered as one general, continuing security. Any of the Collateral may be released from this Agreement upon written agreement of the parties without altering, varying, or diminishing in any way this Agreement or the security interest granted hereby as to the Collateral not expressly released, and this Agreement and such security interest shall continue in full force and effect as to all of the Collateral not expressly released.

     SECTION 19. REPRESENTATIONS AND WARRANTIES. Obligor represents and warrants to Secured Party that:

     (a) Obligor has all requisite power and authority to execute and deliver this Agreement and to carry out the transactions contemplated hereby. The execution, delivery and performance of this Agreement by Obligor has been duly authorized by all requisite corporate action, and this Agreement has been duly executed and delivered by Obligor and constitutes its valid and binding obligation, enforceable against Obligor in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, moratorium, reorganization and other similar laws relating to or affecting the enforcement of creditors' rights generally, and except that the availability of specific performance, injunctive relief or other equitable remedies is subject to the discretion of the court before which any such proceeding may be brought.

     (b) The execution, delivery and performance of this Agreement by Obligor will not violate any provision of law, any rule or regulation of any governmental authority, or any judgment, decree or order of any court binding on Obligor, and will not conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute a default under, or, except as expressly provided herein, result in the creation of any lien, security interest, charge or encumbrance upon any of its properties, assets or outstanding stock under its lease, agreement or other instrument to which Obligor is a party or by which it or any of its properties is bound.

     (c) Obligor's full and complete corporate name is Tucows Inc. Obligor's only other prior corporate names are Tucows Interactive Ltd. and Tucows.com Inc. The Obligor does not carry on business using a French form of its name.

     (d) The Obligor owns all of the assets described in Schedule 2 and is the beneficiary of each accounts receivable described in Schedule 3.

     (e) The Obligor confirms that the PPSA registrations attached in Schedule 4 do not perfect a security interest in the property, assets and undertaking of the Obligor other than those specifically identified as exceptions in
Schedule 4.

     SECTION 20. GOVERNING LAW; CONSENT TO JURISDICTION; ETC. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware. Obligor consents to the jurisdiction of the courts of Delaware and of the courts of the United States sitting in Delaware in any litigation concerning this Agreement, and Obligor waives any objection based on venue or inconvenient forum. Obligor waives any right to trial by jury in any litigation involving this Agreement. Unless otherwise defined herein, terms defined in the Code as in effect in Delaware on the date hereof (including the terms "inventory," "accounts," "general intangibles," "chattel paper," "instruments," "equipment," "fixtures," "financial assets," "investment property," "proceeds," "products" and "documents") in so far as such terms related to subject matter located in the United States are used herein as therein defined as of such date. Unless otherwise defined herein, terms defined in the PPSA as in effect in Ontario on the date hereof (including the terms "inventory," "accounts," "general intangibles," "chattel paper," "instruments," "equipment," "fixtures," "financial assets," "investment property," "proceeds," "products" and "documents") in so far as such terms related to subject matter located in Canada are used herein as therein defined as of such date. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart.

     SECTION 21. SEVERABILITY. The provisions of this Agreement are independent of and separable from each other, and no such provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other such provision may be invalid or unenforceable in whole or in part.

     SECTION 22. ENTRUST SECURITY INTEREST. Notwithstanding anything to the contrary herein, (including, without limitation, Section 8(b) hereof), at Obligor's request, Secured Party will consent and agree to the grant by Obligor of a security interest in the Collateral, or any part thereof, to Entrust Technologies Limited ("Entrust") securing obligations, in an amount not to exceed $750,000 in the aggregate, of Obligor to Entrust (such security interest, the "Entrust Security Interest") on substantially the same terms as set out herein. The Entrust Security Interest shall be on a PARI PASSU, ratable basis with the security interest granted herein. In furtherance of the foregoing, Secured Party agrees to either amend this Security Agreement to reflect the Entrust Security Interest, or enter into an intercreditor agreement with Entrust, on terms reasonably satisfactory to Secured Party, to reflect the PARI PASSU and ratable nature of the respective security interests of Secured Party and Entrust.

     IN WITNESS WHEREOF, the Obligor, intending to be legally bound, has executed or caused the execution of this Agreement, under seal, as of the date first above written.

                                       TUCOWS INC.


                                       By:  /s/ Elliot Noss
                                            ----------------------------------
                                       Name:  Elliot Noss
                                       Title: President & Chief
                                              Executive Officer


Acknowledged and Agreed:

INFONAUTICS, INC.


By:  /s/ Van Morris
     --------------
Name:  Van Morris
Title: President & Chief Executive Officer

                                   SCHEDULE 1

Locations of chief place of business and executive office (including County):

         Tucows Inc.
         96 Mowat Avenue
         Toronto, Ontario M6K 3M1
         Canada
         (County of York)

Locations of records concerning Receivables, originals of chattel paper (including County):

         Tucows Inc.
         96 Mowat Avenue
         Toronto, Ontario M6K 3M1
         Canada
         (County of York)

Locations of Inventory and Equipment (including County):

         Tucows Inc.
         96 Mowat Avenue
         Toronto, Ontario M6K 3M1
         Canada
         (County of York)


         Tucows Inc.
         4100 Pier North Drive, Suite A
         Flint, Michigan 48504
         U.S.A.
         (County of Genesee)

                                   SCHEDULE 2

     The Company owns, free of any encumbrances, all of the assets, tangible and intangible, reflected in the draft consolidated financial statements as at March 2001. The book value of these assets as at March 31, 2001, was $32,281,997.

                                   SCHEDULE 3

     The company has no liens over any of the accounts receivable reflected in the draft consolidated financial statements of the company as at March 31, 2001. The value of accounts receivable, net of allowance for doubtful accounts, as at March 31, 2001 was $612,000.

                                   SCHEDULE 4
                               PPSA REGISTRATIONS

     Two PPSA registrations pertain to motor vehicles. Lease agreements for both the Nissan Maxima and the Chevrolet Venture were registered by a formerly associated company of Obligor. Obligor hereby confirms that the two vehicles are currently driven by two employees of Tucows Inc. who are each responsible for payments on the cars.

     Certain pieces of Sun equipment acquired by Obligor pursuant to an Asset Purchase Agreement dated May 4, 1999 by and between Obligor and Tucows Interactive Limited and Tucows International Inc. continue to remain registered against Obligor's formerly associated company(ies). Obligor is responsible for ongoing payments with respect to the machinery. Obligor estimates the current value of the equipment at approximately U.S. $10,000.

     ADDITIONAL REMEDIES RIDER

     (a) Appoint by instrument in writing a receiver (which term shall include a receiver and manager or agent) of the Obligor and of all or any part of the Collateral and remove or replace such receiver from time to time or may institute proceedings in any court of competent jurisdiction for the appointment of a receiver. Any such receiver appointed by the Secured Party, with respect to responsibility for its acts, shall, to the extent permitted by applicable law, be deemed the agent of the Obligor and not of the Secured Party. Where Secured Party is referred to in this Article the reference includes, where the context permits, any receiver so appointed and the officers, employees, servants or agents of such receiver;

     (b) Immediately and without notice enter the Obligor's premises and repossess, disable or remove the Collateral;

     (c) Retain and administer the Collateral in the Secured Party's discretion;

     (d) Dispose of any Collateral by public auction, private tender or private contract with notice, advertising or any other formality, all of which are hereby waived by the Obligor to the extent permitted by law. The Secured Party may, to the extent permitted by law, at its discretion acting reasonably establish the terms of such disposition, including, without limitation, terms and conditions as to credit, reserve bid or price. All payments made pursuant to such dispositions shall be credited against the Obligations only as they are actually received;

     (e) Foreclose upon the Collateral;

Upon the occurrence of an Event of Default and during its continuance, the Secured Party on its own account or through a receiver, receiver-manager or agent and whether alone or in conjunction with the exercise of all or any other remedies contemplated hereby, shall have the right, at any time, to notify and direct third parties to make all payments whatsoever to the Secured Party and the Secured Party shall have the right, at any time, to hold all amounts acquired from any such party and any proceeds as part of the Collateral. The Secured Party shall, from and after such occurrence, be entitled to enforce collection of any Collateral, and adjust, settle or compromise the amount or payment of same, in such manner and to such extent as the Secured Party deems appropriate in the circumstances.